SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                   ------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event                  July 31, 1996
reported):
                                              ----------------------------------

                            Merrill Lynch & Co., Inc.
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            (Exact Name of Registrant as Specified in its Charter)

         Delaware                    1-7182                  13-2740599
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     (State or Other              (Commission             (I.R.S. Employer
     Jurisdiction of              File Number)           Identification No.)
      Incorporation)

World Financial Center, North Tower, New York, New York          10281-1332
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code :
(212) 449-1000
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- --------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report.)

Item 5.  Other Events

Filed herewith is the Preliminary Unaudited Consolidated Balance Sheet as of June 28, 1996 for Merrill Lynch & Co., Inc. and subsidiaries ("ML & Co."). Also filed herewith is a statement setting forth the computation of certain ML&Co. financial ratios for the periods presented.

During the three-month period ended June 28, 1996, ML & Co. reacquired 6.1 million shares of its common stock.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits

            (12) Computation of Ratios of Earnings to Fixed Charges and Combined Fixed Charges and Preferred Stock Dividends

            (99)  Additional Exhibits

                  (i)   Preliminary  Unaudited  Consolidated Balance Sheet of
                          ML & Co. as of June 28, 1996

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                 MERRILL LYNCH & CO., INC.
                                              ----------------------------------
                                                        (Registrant)




                                              By:   /s/ Joseph T. Willett
                                                    ----------------------------
                                                       Joseph T. Willett
                                                       Senior Vice President,
                                                       Chief Financial Officer


Date: July 31, 1996

                                  EXHIBIT INDEX



 Exhibit No.  Description                                                Page
 -----------  -----------                                                ----


    (12)      Computation  of Ratios of Earnings to Fixed  Charges and    5
              Combined Fixed Charges and Preferred Stock Dividends
    (99)      Additional Exhibits
              (i) Preliminary Unaudited  Consolidated Balance Sheet of    6
                  ML & Co. as of June 28, 1996